UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 29, 2011

China Intelligence Information Systems, Inc.
(Exact name of Registrant as specified in its charter)

NEVADA	333-131017	98-0509797
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)

11th Floor Tower B1, Yike Industrial Base, Shunhua Rd,
High-tech Industrial Development Zone, Jinan, China 250101
 (Address of principal executive offices)

Registrant’s telephone number, including area code: 86-(531) 55585742

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

On June 29, 2011, the Registrant engaged Marcum Bernstein & Pinchuk LLP (“MarcumBP”) as Registrant’s new independent registered public accountant. During the two most recent years ended December 31, 2010 and 2009, and any subsequent interim period through June 29, 2011, the Registrant did not consult with MarcumBP, the newly engaged accountant, regarding any matter described in Item 304(a)(2) of Regulation S-K, including any issue related to Registrant’s financial statements, subject of a disagreement, any reportable event or the type of audit opinion that might be rendered for the Registrant.

On June 29, 2011, the engagement of Registrant’s former independent registered public accountant ("former independent accountant"), Kabani & Company, Inc. (“Kabani”) was dismissed. The change of independent registered public accountant was approved by the Audit Committee of the Board of Directors and by the Board of Directors of the Registrant.

The former independent accountant’s reports on the Registrant’s financial statements for the last two fiscal years did not contain any adverse opinions or disclaimer of opinions, nor were the reports qualified or modified as to audit scope or accounting principles. Furthermore, the accountant’s reports with which accompanied the financial statements for the fiscal years ended December 31, 2009 and 2010 included disclosure of uncertainty regarding the Registrant’s ability to continue as a going concern but did not include any adjustments that might result from the outcome of this uncertainty.

During the Registrant’s past two fiscal years ended December 31, 2010 and 2009, and in the subsequent interim period through June 29, 2011 (the date of the dismissal of the former independent accountant), there were no disagreements between the Registrant and Kabani, the former independent accountant, on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The Registrant requested Kabani to furnish a letter addressed to the Securities and Exchange Commission stating whether or not Kabani agrees with the statements in this 8-K. A copy of such letter is filed as exhibit 16.1 to this 8-K.

Item 8.01 Other Events

On July 6, 2011, the Registrant issued a press release with respect to its engagement of MarcumBP. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

   (d)           Exhibits

Exhibit	Description
No. 16.1	Letter from Kabani & Company, Inc. dated July 6, 2011
No. 99.1	Press release dated July 6, 2011 by the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INTELLIGENCE INFORMATION SYSTEMS, INC.

	By:	/s/ Kunwu Li
Dated: July 6, 2011		Kunwu Li, President and Chief Executive Officer